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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): SEPTEMBER 12, 2002


                          HASTINGS ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)


      TEXAS                     000-24381                      75-1386375
(State or Other
 Jurisdiction of               (Commission                    (IRS Employer
  Incorporation)               File Number)                 Identification No.)


3601 PLAINS BOULEVARD, SUITE 1, AMARILLO, TEXAS                    79102
  (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (806) 351-2300


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ITEM 9. REGULATION FD DISCLOSURE

         On September 12, 2002, in connection with the filing of the quarterly report on Form 10-Q of Hastings Entertainment, Inc., a Texas corporation (the "Company"), for the quarterly period ended July 31, 2002 (the "Report"), John H. Marmaduke, President and Chief Executive Officer and Dan Crow, Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of the Company each certified, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 HASTINGS ENTERTAINMENT, INC.


                                 By: /s/ Dan Crow
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                                    Dan Crow
                                    Vice President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


Date: September 12, 2002



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